OCTOBER 26, 2023 I N V E S T O R P R E S E N T A T I O N F I R S T Q U A R T E R F I S C A L 2 0 2 4 EXHIBIT 99.3

Forward Looking Statements & Financial Measures 2 This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, and subsequent filings with the Securities and Exchange Commission, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Kearny Financial Corp. NASDAQ: KRNY Market Cap: $429.2 million1 Founded in 1884 Top 10 New Jersey-based financial institution by assets 43 full-service branches2 in 12 counties throughout New Jersey and New York City Active acquirer, having completed 7 whole-bank acquisitions since 1999 1 As of October 23, 2023 2 As of September 30, 2023 Source: S&P Global Market Intelligence & Company Filings 3

139 Years of Serving our Communities and Clients 4

1Q24 Financial Highlights 1 Excludes Yield Adjustments Source: Company Filings 5 1Q24 Highlights: Corporate Banking Division Formed – Staffed with seasoned banking professionals whose sole focus is the origination of stable, long-term non-interest bearing deposits of corporate clients. Digital Banking Platform – Launched in October 2023. Expands our client-facing online and mobile capabilities while providing a state-of-the-art user experience. Net Interest Margin - Compression slowed, declining one basis point from the prior quarter. Net Income Total Assets $8.0 billion Net Interest Income Diluted EPS $9.8 million $39.2 million $0.16 Total Loans1 Total Deposits $5.7 billion $5.4 billion

Equity & Capitalization Equity Capitalization Level 1 Kearny Financial Corp. (NASDAQ: KRNY) Regulatory Capital Ratios as of September 30, 2023 are preliminary. 2 S&P U.S. Small Cap Banks Index comprised of 236 constituents, based on June 30, 2023 results. Source: Company Filings 6 Regulatory Capital Ratios1,2 9.14% 14.57% 14.57% 15.34% 9.62% 11.20% 11.47% 13.97% Tier 1 Leverage Common Equity Tier 1 Tier 1 Risk-Based Capital Total Risk-Based Capital KRNY S&P US Small Cap Banks 8.61% 8.16% 8.02% 8.35% 8.20% 11.09% 10.53% 10.37% 10.78% 10.65% 1Q23 2Q23 3Q23 4Q23 1Q24 Tangible Common Equity / Tangible Assets Equity / Assets

Deposits 1 For the quarter ended September 30, 2023 2 For the quarter ended September 30, 2023; excludes Wholesale CDs Source: S&P Global Market Intelligence & Company Filings 7 Deposit Composition1 Deposit Trend Deposit Segmentation2 Consumer 60.7% Commercial 21.0% Government 18.3% Product # of Accounts Balance ($ millions) Average Balance per Account Checking 53,728 $ 2,832 $ 53,728 Savings 33,640 689 33,640 CD 28,665 1,300 28,665 Total Retail Deposits 116,033 $ 4,821 $ 41,550 Non-Maturity Account Deposit Mix $1,263 $1,355 $1,327 $1,377 $1,300 $797 $747 $761 $640 $613 $983 $902 $811 $749 $689 $2,382 $2,316 $2,286 $2,253 $2,237 $683 $651 $618 $610 $595 $6,108 $5,971 $5,803 $5,629 $5,434 1Q23 2Q23 3Q23 4Q23 1Q24 Wholesale CDs Savings Interest Bearing DDA Non-interest Bearing DDA ($ millions) QTD Cost of Deposits 2.23% Retail CDs 23.9% Wholesale CDs 11.3% Savings 12.7% Interest Bearing DDA 41.1% Non-interest Bearing DDA 11.0%

Liquidity Available for Uninsured Deposits Estimated Uninsured Deposits Analysis2 1 Estimated amount of uninsured deposits reported in September 30, 2023 Call Report. 2 As of September 30, 2023 8 Estimated Uninsured Deposit Analysis ($ millions) Estimated Uninsured Deposits 1,734$ Less: Collateralized State & Local Government Deposits (630) Less: Bank's wholly-owned subsidiary & Holding Company Deposits (421) Estimated uninsured deposits excluding items above: 683$ Total Deposits 5,434$ Estimated uninsured deposits, excluding items above, as a % of Total Deposits 12.6% Available liquidity is 3.1x greater than estimated uninsured deposits (excluding items above) Liquidity Capacity2 Sources of Liquidity ($ millions) Liquidity Capacity Funding Utilized Available Capacity Internal Sources: Free Securities and other 444$ -$ 444$ External Sources: FRB 435 - 435 FHLB 2,840 1,628 1,212 Total Liquidity 3,719$ 1,628$ 2,091$ 1

Investment Securities 1 For the quarter ended September 30, 2023 2 Comprised entirely of securitized federal education loans with 97% U.S. government guarantees 3 Assumes 29% marginal tax rate Source: S&P Global Market Intelligence & Company Filings 9 2 Securities Composition1 Securities Average Balance & Yield TrendAFS/HTM & Effective Duration At September 30, 2023, the after-tax net unrecognized loss on securities held-to maturity was $14.7 million, or 2.3% of tangible equity3 $1,566 $1,565 $1,576 $1,546 $1,532 2.74% 3.43% 3.95% 4.10% 4.27% 1Q23 2Q23 3Q23 4Q23 1Q24 ($ millions) 10.0% 30.2% 9.7% 49.0% 1.1% Corporate Bonds CLO ABS Student Loans Agency MBS Municipal Bonds AFS , 89.4% HTM , 10.6% Total Effective Duration ≈ 3.4 years Floating rate securities ≈ 37.1%

Portfolio Lending Loan Composition1 Geographic Distribution2Loan Trend 1 For the quarter ended September 30, 2023. 2 As of September 30, 2023. Source: S&P Global Market Intelligence & Company Filings 10 ($ millions) New York (Ex. Brooklyn) 16.7% Brooklyn 18.1% New Jersey 55.0% Pennsylvania 5.8% Other 4.4% $1,667 $1,720 $1,713 $1,701 $1,689 $2,570 $2,852 $2,836 $2,762 $2,699 $1,041 $1,017 $1,003 $969 $947 $5,676 $6,001 $5,976 $5,850 $5,760 1Q23 2Q23 3Q23 4Q23 1Q24 1-4 Family Home Equity Multi-family CRE Construction C&I 29.3% 0.8% 46.9% 16.4% 4.0% 2.6% 1-4 Family Home Equity Multi-family CRE Construction C&I QTD Yield on Loans 4.34% LTV 61.3%

CRE Lending 1 As of September 30, 2023 Source: Company Filings 11 CRE Portfolio by Collateral Type1 CRE Loan Geographic Distribution1 Total CRE $0.9 B New Jersey 55.6% Brooklyn 10.0% New York (Ex. Brooklyn) 27.9% Pennsylvania 3.9% Other 2.6% WA LTV 53% $358.9 Retail 38.0% $259.4 Mixed Use 27.4% $135.7 Office 14.3% $142.4 Industrial 15.0% $15.2 Specialty & Other 1.6% $35.2 Medical 3.7% ($ millions)

Office Portfolio 1 As of September 30, 2023 Source: Company Filings 12 Office Portfolio by Contractual Maturity1 Office Loan Geographic Distribution1 Office Portfolio Profile 15.0% of total CRE portfolio or $136 million Average loan size of $1.5 million Classified office loans comprised of 2.7% of total office loans ($ millions) ($ millions) $2 $6 $5 $17 $50 $20 $36 2023 2024 2025 2026 2027 2028 2029+ $3.1 Other 2.3% $33.2 Manhattan 24.4% $8.5 New York (Ex. Manhattan) 6.3% $90.9 New Jersey 67.0% Total Office $135.7 M LTV 50.2% DSCR 1.8x

Asset Quality Net Charge-Offs / Average Loans1 Non-Performing Assets / Total Assets Non-Performing Loans2 Allowance for Credit Losses 1 All of the charge-offs recorded during 1Q24 had previously been individually reserved for within the allowance for credit losses. 2 As of September 30, 2023; amounts shown in millions. Source: S&P Global Market Intelligence & Company Filings 13 0.01% 0.03% 0.01% 0.01% 0.15% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 1Q23 2Q23 3Q23 4Q23 1Q24 0.98% 0.76% 0.69% 0.69% 0.64% 0.50% 0.75% 1.00% 1.25% 1Q23 2Q23 3Q23 4Q23 1Q24 $47.6 $48.9 $49.1 $48.7 $46.9 0.84% 0.81% 0.82% 0.83% 0.81% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $0.0 $20.0 $40.0 $60.0 $80.0 1Q23 2Q23 3Q23 4Q23 1Q24 ACL Balance ACL to Total Loans Receivable ($ millions) $16.4 $14.9 $0.4 $6.2 Multi-family CRE C&I 1-4 Family Home Equity NPL's $37.9 MM

Select Technology Partners 14